Exhibit 21.1
JPMorgan Chase & Co.
List of subsidiaries

Organized under
Name	the laws of

Banc One Building Management Corporation	Wisconsin
Banc One Capital Holdings LLC	Delaware
BOCP Holdings Corporation	Ohio
Banc One Capital Partners IV, Ltd.	Ohio
BOCF, LLC	Delaware
JPM Mezzanine Capital, LLC	Delaware
Chase Investment Services Corp.	Delaware
Banc One Financial LLC	Delaware
JPMorgan Capital Corporation	Delaware
First Chicago Capital Corporation	Delaware
JPMorgan Capital (Canada) Corp.	Canada
One Mortgage Partners Corp.	Vermont
First Chicago Equity Corporation	Illinois
First Chicago Leasing Corporation	Delaware
First Chicago Lease Holdings, Inc.	Delaware
Palo Verde Leasing Corporation	Delaware
First Chicago Lease Investments Two, Inc.	Delaware
First Chicago Lease Investments, Inc.	Delaware
GHML Holdings I, Inc.	Delaware
GHML Holdings II, Inc.	Delaware
GTC Fund III Holdings, Inc.	Delaware
GTC Fund IV Holdings, Inc.	Delaware
GTC Fund V Holdings, Inc.	Delaware
JPMC Housing Partnership V L.P.	United States
Lenox Court Associates, Ltd	Florida
JPMorgan Housing Corporation	Delaware
Cooper Project, L.L.C.	Delaware
J.P. Morgan Mansart Investments	France
NLTC Fund Holdings I, Inc.	Delaware
OX FCL Two, Inc.	Delaware
SAHP130 Holdings, Inc.	Delaware
OEP Holding Corporation	Delaware
Chase Travel Investment I, LLC	Delaware
OEP Parent LLC	Delaware
Banc One Equity Capital Fund II, L.L.C.	Delaware
Banc One Equity Capital II, L.L.C.	Delaware
Bank One Investment LLC	Delaware
One Equity Partners Europe GmbH	Germany
One Equity Partners II, L.P.	Cayman Islands
One Equity Partners III, L.P.	Cayman Islands
One Equity Partners IV, L.P.	Cayman Islands
One Equity Partners LLC	Delaware
Banc One Neighborhood Development Corporation	Ohio
Bear Stearns Irish Holdings Inc.	Delaware
Bear Stearns International Funding I S.à r.l.	Luxembourg
J.P. Morgan Dublin Financial Holdings Limited	Ireland
J.P. Morgan Bank Dublin plc	Ireland
Bear Stearns International Funding II S.à r.l.	Luxembourg
Bear Stearns Ireland Limited	Ireland
CCC Holding Inc.	Delaware
Chase Commercial Corporation	Delaware
Chase Capital Holding Corporation	Delaware
Chase Capital Corporation	Delaware
Chase Capital Credit Corporation	Delaware
Chase Lincoln First Commercial Corporation	Delaware
Chase Manhattan Realty Leasing Corporation	New York
Palo Verde 1-PNM August 50 Corporation	Delaware

Organized under
Name	the laws of

Palo Verde 1-PNM December 75 Corporation	Delaware
PV2-APS 150 Corporation	Delaware
Chatham Ventures, Inc.	New York
J.P. Morgan Partners (BHCA), L.P.	California
CVCA, LLC	Delaware
Chemical Investments, Inc.	Delaware
Clintstone Properties Inc.	New York
Custodial Trust Company	New Jersey
Hambrecht & Quist California	California
H&Q Holdings Inc.	Delaware
Hatherley Insurance Ltd.	Bermuda
Homesales, Inc.	Delaware
J.P. Morgan Broker-Dealer Holdings Inc.	Delaware
J.P. Morgan Securities LLC	Delaware
J.P. Morgan Clearing Corp.	Delaware
J.P. Morgan Capital Financing Limited	England
J.P. Morgan Chase International Financing Limited	England
Robert Fleming Holdings Limited	England
Copthall Overseas Limited	England
J.P. Morgan Management (Jersey) Limited	Jersey
J.P. Morgan Chase Community Development Corporation	Delaware
J.P. Morgan Chase National Corporate Services, Inc.	New York
J.P. Morgan Corporate Services Limited	England
Robert Fleming Holdings Inc.	Delaware
J.P. Morgan Equity Holdings, Inc.	Delaware
CMC Holding Delaware Inc.	Delaware
Chase Bank USA, National Association	United States
Chase BankCard Services, Inc.	Delaware
Chase BankCard LLC	Delaware
Chase Credit Card Master Trust	United States
Chase Issuance Trust	United States
First USA Credit Card Master Trust	United States
J.P. Morgan Investor Services Co.	Delaware
Washington Mutual Master Trust	Delaware
Ixe Tarjetas, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad Regulada	Mexico
J.P. Morgan Trust Company of Delaware	Delaware
JPMorgan Bank and Trust Company, National Association	United States
JPM Capital Corporation	Delaware
JPM Heartland Wind I, LLC	Delaware
JPMC Wind Assignor Corporation	Delaware
JPMC Wind Investment LLC	Delaware
J.P. Morgan Finance Holdings (Japan) LLC	Delaware
J.P. Morgan Finance Japan YK	Japan
J.P. Morgan Futures Inc.	Delaware
J.P. Morgan GT Corporation	Delaware
J.P. Morgan Insurance Holdings, L.L.C.	Arizona
Banc One Insurance Company	Vermont
Chase Insurance Agency, Inc.	Wisconsin
J.P. Morgan International Holdings LLC	Delaware
J.P. Morgan Trust Company (Bahamas) Limited	Bahamas, The
J.P. Morgan Trust Company (Cayman) Limited	Cayman Islands
JPMAC Holdings Inc.	Delaware
J.P. Morgan Invest Holdings LLC	Delaware
J.P. Morgan Retirement Plan Services LLC	Delaware
J.P. Morgan Partners (23A Manager), LLC	Delaware
J.P. Morgan Private Investments Inc.	Delaware
J.P. Morgan Services Asia Holdings, Inc.	Delaware
J.P. Morgan Services Asia Holdings Limited	Mauritius
J.P. Morgan Services India Private Limited	India
J.P. Morgan Services Inc.	Delaware
JPM International Consumer Holding Inc.	Delaware
Brysam Mexico II, LLC	Delaware

Organized under
Name	the laws of

JPMorgan Asset Management Holdings Inc.	Delaware
Constellation Venture Capital III (EF), LP	Delaware
HCM Participacoes Brasil Ltda.	Brazil
HCM Participacoes No. 2 Brasil Ltda.	Brazil
Highbridge Capital Management, LLC	Delaware
Highbridge Capital Administrators, LLC	Delaware
Highbridge Capital Management (Hong Kong), Limited	Hong Kong
Highbridge Capital Management (UK), Ltd.	England
Highbridge Principal Strategies, LLC	Delaware
Highbridge Principal Strategies Mezzanine Partners Offshore GP, L.P.	Cayman Islands
J.P. Morgan Alternative Asset Management, Inc.	Delaware
J.P. Morgan Fund Investor LLC	Delaware
J.P. Morgan Investment Management Inc.	Delaware
J.P. Morgan Direct Investors L.P.	Delaware
DVCMM LLC	Delaware
JPMorgan Global Absolute Return Strategies Fund LLC	Delaware
JP Morgan URPF Master Holding, LP	Delaware
JPMorgan Asset Management (Asia) Inc.	Delaware
JF Asset Management Limited	Hong Kong
JPMorgan Asset Management (Japan) Limited	Japan
JPMorgan Asset Management (Korea) Company Limited	Korea, South
JPMorgan Asset Management (Singapore) Limited	Singapore
JPMorgan Asset Management (Taiwan) Limited	Taiwan
JPMorgan Asset Management Real Assets (Asia) Limited	Hong Kong
JPMorgan Funds (Asia) Limited	Hong Kong
JPMorgan Funds (Taiwan) Limited	Taiwan
JPMorgan Asset Management (Canada) Inc.	Canada
JPMorgan Asset Management International Limited	England
JPMorgan Asset Management Holdings (UK) Limited	England
JPMorgan Asset Management (UK) Limited	England
JPMorgan Asset Management Holdings (Luxembourg) S.à r.l.	Luxembourg
JPMorgan Asset Management (Europe) S.à r.l.	Luxembourg
JPMorgan European Property Fund Management Company S.A.	Luxembourg
JPMorgan Asset Management Luxembourg S.A.	Luxembourg
JPMorgan Asset Management Marketing Limited	England
J.P. Morgan Trustee & Administration Services Limited	England
JPMorgan Funds Limited	Scotland
JPMorgan Investments Limited	England
JPMorgan Life Limited	England
JPMorgan LDHES LLC	Delaware
Security Capital Research & Management Incorporated	Delaware
JPMorgan Chase Bank, Dearborn	Michigan
JPMorgan Chase Bank, National Association	United States
Banc One Arizona Leasing Corporation	Arizona
Banc One Building Corporation	Illinois
Banc One Community Development Corporation	Delaware
Protech Tax Credit Fund III, LLC	United States
Banc One Equipment Finance, Inc.	Indiana
Banc One Kentucky Leasing Corporation	Kentucky
Banc One Real Estate Investment Corp.	Delaware
Bear Stearns Mortgage Capital Corporation	Delaware
Bear, Stearns Funding, Inc.	Delaware
Blue Box Holdings Inc.	Delaware
BONA Capital I, LLC	Delaware
BONA Capital II, LLC	Delaware
California Reconveyance Company	California
Chase Access Services Corporation	Delaware
Chase Auto Finance Corp.	Delaware
Chase Community Development Corporation	Delaware
Chase Community Equity, LLC	Delaware
Chase Education Loan Trust 2007A	Delaware
Chase Equipment Finance, Inc.	Ohio

Organized under
Name	the laws of

Chase Funding Corporation	Delaware
Chase Home Finance Inc.	Delaware
Chase Home Finance LLC	Delaware
Chase Mortgage Holdings, Inc.	Delaware
Chase New Markets Corporation	Delaware
Chase NMTC Crown Heights, LLC	Delaware
Chase NMTC SA St. Joseph Investment Fund, LLC	Delaware
Chase Preferred Capital Corporation	Delaware
CPCC Delaware Statutory Trust	Delaware
CPCC Texas Limited Partnership	Texas
CPCC Massachusetts Business Trust	Massachusetts
Chase Ventures Holdings, Inc.	New Jersey
Chem Network Processing Services, Inc.	New Jersey
Collegiate Funding Services, L.L.C.	Virginia
Chase Student Loans, Inc.	Delaware
Collegiate Funding of Delaware, L.L.C.	Delaware
Collegiate Funding Services Education Loan Trust 2003A	Delaware
Collegiate Funding Services Education Loan Trust 2003B	Delaware
Collegiate Funding Services Education Loan Trust 2004A	Delaware
Collegiate Funding Services Education Loan Trust 2005A	Delaware
Collegiate Funding Services Education Loan Trust 2005B	Delaware
Commercial Loan Partners L.P.	Nevada
Cross Country Insurance Company	Vermont
CSL Leasing, Inc.	Delaware
DNT Asset Trust	Delaware
Ventures Business Trust	Maryland
En Pertignus Holding Corp.	Delaware
FA Out-of-State Holdings, Inc.	California
Ahmanson Land Company	California
Ahmanson Marketing, Inc.	California
CRP Properties, Inc.	California
HMP Properties, Inc.	Utah
FA California Aircraft Holding Corp.	California
Pacific Centre Associates LLC	California
WMRP Delaware Holdings LLC	Delaware
WMICC Delaware Holdings LLC	Delaware
Irvine Corporate Center, Inc.	California
Rivergrade Investment Corp.	California
Savings of America, Inc.	California
WaMu Insurance Services, Inc.	California
Washington Mutual Community Development, Inc.	California
FC Energy Finance I, Inc.	Delaware
FDC Offer Corporation	Delaware
Chase Merchant Services, L.L.C.	Delaware
Chase Paymentech Solutions, LLC	Delaware
Paymentech, LLC	Delaware
Paymentech, Inc.	Delaware
Paymentech Management Resources, Inc.	Delaware
FNBC Leasing Corporation	Delaware
ICIB Fund I Holdings, Inc.	Delaware
Georgetown/Chase Phase I LLC	Delaware
Georgetown/Chase Phase II LLC	Delaware
Harvest Opportunity Holdings Corp.	New York
HCP Properties, Inc.	California
J.P. Morgan Commercial Mortgage Inc.	New York
J.P. Morgan Electronic Financial Services, Inc.	New York
J.P. Morgan International Inc.	United States
Bank One International Holdings Corporation	United States
Bank One Europe Limited	England
J.P. Morgan International Finance Limited	United States
Banco J.P. Morgan S.A.	Brazil
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.	Brazil

Organized under
Name	the laws of

J.P. Morgan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil
Bear Stearns Singapore Management Pte. Ltd. (In Liquidation)	Singapore
BOL Canada II Sub, Inc.	Delaware
BOL Canada II Trust	Delaware
BO Leasing II ULC	Canada
BOL Canada I, Inc.	Delaware
BOL Canada I Sub, Inc.	Delaware
BOL Canada III, Inc.	Delaware
BOL Canada III Sub, Inc.	Delaware
BO Leasing III ULC	Canada
Brysam Lux (Colombia), S.a.r.l.	Luxembourg
Cazenove Group Limited	Jersey
Cazenove IP Limited	England
CB “J.P. Morgan Bank International” (LLC)	Russia
Chase Manhattan Holdings Limitada	Brazil
Crosby Sterling (Holdings) Limited	England
Dearborn Merchant Services, Inc	Ontario
Chase Paymentech Solutions	Canada
First Data/Paymentech Canada Partner ULC	British Columbia
Inversiones J.P. Morgan Limitada	Chile
J.P. Morgan Corredores de Bolsa SpA	Chile
J.P. Morgan (Suisse) SA	Switzerland
J.P. Morgan Bank (Ireland) plc	Ireland
J.P. Morgan Administration Services (Ireland) Limited	Ireland
J.P. Morgan Bank Canada	Canada
J.P. Morgan Bank Luxembourg S.A.	Luxembourg
J.P. Morgan Beteiligungs- und Verwaltungsgesellschaft mbH	Germany
J.P. Morgan AG	Germany
J.P. Morgan Capital Holdings Limited	England
J.P. Morgan Chase (UK) Holdings Limited	England
J.P. Morgan Chase International Holdings	England
J.P. Morgan Courtage SAS	France
J.P. Morgan EU Holdings Limited	England
J.P. Morgan (SC) Limited	England
J.P. Morgan Equities Limited	South Africa
J.P. Morgan Europe Limited	England
J.P. Morgan Services LLP	England
J.P. Morgan Chase Finance Limited	England
JPMorgan Cazenove Holdings	England
J.P. Morgan Cazenove Limited	England
J.P. Morgan Securities Ltd.	England
Morgan Property Development Company Limited	England
Robert Fleming (Overseas) Number 2 Limited	England
J.P. Morgan plc	England
J.P. Morgan Holdings B.V.	Netherlands
J.P. Morgan Chase Bank Berhad	Malaysia
J.P. Morgan Chile Limitada	Chile
J.P. Morgan Funding South East Asia Private Limited	Singapore
J.P. Morgan (S.E.A.) Limited	Singapore
J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico
Banco J.P. Morgan S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiero	Mexico
Fideicomiso Socio Liquidador de Posición de Terceros F00265	Mexico
J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico
J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong
Copthall Mauritius Investment Limited	Mauritius
J.P. Morgan Securities (Far East) Limited	Hong Kong
J.P. Morgan Broking (Hong Kong) Limited	Hong Kong
J.P. Morgan Futures Co., Limited	China, Peoples Republic of
J.P. Morgan International Derivatives Ltd.	Jersey
J.P. Morgan International Holdings Limited	Cayman Islands
J.P. Morgan India Securities Holdings Limited	Mauritius
J.P. Morgan India Private Limited	India

Organized under
Name	the laws of

J.P. Morgan Indonesia Holdings (B.V.I.) Limited	British Virgin Islands
J.P. Morgan Securities Singapore Private Limited	Singapore
J.P. Morgan Securities Thailand Holdings Limited	British Virgin Islands
PGW Limited	Thailand
JPMorgan Securities (Thailand) Limited	Thailand
Jadeling Malaysia Holdings Limited	British Virgin Islands
J.P. Morgan Services (Malaysia) Sdn. Bhd.	Malaysia
JPMorgan Securities (Malaysia) Sdn. Bhd.	Malaysia
J.P. Morgan Investimentos e Financas Ltda.	Brazil
J.P. Morgan Luxembourg International S.à r.l.	Luxembourg
J.P. Morgan Malaysia Ltd.	Malaysia
J.P. Morgan Overseas Capital Corporation	Delaware
J.P. Morgan Australia Group Pty Limited	Australia
J.P. Morgan Operations Australia Limited	Australia
J.P. Morgan Administrative Services Australia Limited	Australia
J.P. Morgan Australia Limited	Australia
J.P. Morgan Nominees Australia Limited	Australia
J.P. Morgan Portfolio Services Limited	Australia
J.P. Morgan Securities Australia Limited	Australia
JPMorgan Investments Australia Limited	Australia
J.P. Morgan Markets Australia Pty Limited	Australia
J.P. Morgan Espana S.A.	Spain
JPMorgan Servicios Auxiliares, S.A.	Spain
J.P. Morgan International Bank Limited	England
J.P. Morgan Securities Canada Inc.	Canada
J.P. Morgan Whitefriars Inc.	Delaware
J.P. Morgan Whitefriars (UK)	England
JPMorgan Corporacion Financiera S.A.	Colombia
PT J.P. Morgan Securities Indonesia	Indonesia
J.P. Morgan Pakistan (Pvt.) Limited	Pakistan
J.P. Morgan Partners (CMB Reg K GP), Inc.	Delaware
J.P. Morgan Saudi Arabia Limited	Saudi Arabia
J.P. Morgan Securities (C.I.) Limited	Jersey
J.P. Morgan Securities (Taiwan) Limited	Taiwan
J.P. Morgan Securities Asia Private Limited	Singapore
J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong
J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong
J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands
J.P. Morgan Securities India Private Limited	India
J.P. Morgan Securities Philippines, Inc.	Philippines
J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa
JPMorgan Administration Services (Proprietary) Limited	South Africa
J.P. Morgan Structured Products B.V.	Netherlands
J.P. Morgan Trust Company (Jersey) Limited	Jersey
JPM Administration Services (Bermuda) Limited	Bermuda
JPMorgan Hedge Fund Services (Bermuda) Limited	Bermuda
JPMorgan Hedge Fund Services (Ireland) Limited	Ireland
JPMorgan Holdings (Japan) LLC	Delaware
JPMorgan Securities Japan Co., Ltd.	Japan
Norchem Holdings e Negocios S.A.	Brazil
NorChem Participacoes e Consultoria S.A.	Brazil
Paymentech Salem Services, LLC	Delaware
Chase Paymentech Europe Limited	Ireland
Sibelius Corporation	Delaware
Vastera Bermuda Limited Partnership	Bermuda
Vastera Netherlands B.V.	Netherlands
J.P. Morgan Mortgage Acquisition Corp.	Delaware
J.P. Morgan Treasury Technologies Corporation	Delaware
JPMN II Inc.	Nevada
JPMN Inc.	Nevada
JPMorgan Chase Bank (China) Company Limited	China, Peoples Republic of
JPMorgan Chase Vastera Inc.	Delaware
JP Morgan Chase Vastera Professional Services Inc.	Delaware

Organized under
Name	the laws of

JPMorgan Xign Corporation	Delaware
Labrusca Holding Corp.	Delaware
Manufacturers Hanover Leasing International Corp.	Delaware
Meliora Holding Corp.	Delaware
Providian Bancorp Services	California
SCORE TRUST	Canada
Second and Union, LLC	Delaware
So Wehren Holding Corp.	Delaware
South Cutler Corporation	Delaware
Stockton Plaza, Incorporated	Florida
WaMu Asset Acceptance Corp.	Delaware
WaMu Capital Corp.	Washington
Washington Mutual Mortgage Securities Corp.	Delaware
We Uterque Holding Corp.	Delaware
We Valoroso Holding Corp.	Delaware
WM Asset Holdings Corp.	Delaware
WM Marion Holdings, LLC	Delaware
JPMC Mortgage Funding LLC	Delaware
WaMu 2007 MF-1 Trust	United States
WaMu 2008 SFR- 2	United States
JPMC Real Estate Investment Trust	Maryland
Washington Mutual Preferred Funding LLC	Delaware
Wamu 2006-OA1	Delaware
Wamu 2007-Flex 1	United States
Washington Mutual Home Equity Trust	Delaware
JPMC Specialty Mortgage LLC	Delaware
WMB Baker LLC	Nevada
JPMorgan Chase Funding Inc.	Delaware
J.P. Morgan Indies SRL	Barbados
J.P. Morgan Ventures Energy Corporation	Delaware
BE Investment Holding Inc.	Delaware
Arroyo Energy Investors LLC	Delaware
Argonaut Power LP	Delaware
Arroyo DP Holding LP	Delaware
Arroyo Power GP Holdings LLC	Delaware
Jackson Preferred Holdings LP	Delaware
Central Power Holdings LP	Delaware
Okwari CB Holdings LP	Delaware
Okwari UCF LP	Delaware
Carbon Acquisition Company Limited	Jersey
ECOSECURITIES GROUP PLC	Ireland
J.P. Morgan China Commodities Corporation	China, Peoples Republic of
J.P. Morgan Commodities Canada Corporation	Canada
J.P. Morgan Commodities Singapore Pte. Ltd.	Singapore
J.P. Morgan Energy Europe Espana, S.L.U.	Spain
J.P. Morgan Energy Hungary Kereskedelmi Korlatolt Felelossegu Tarsasag	Hungary
J.P. Morgan Energy Trading Holdings Sarl	Switzerland
J.P. Morgan Commodities Sarl	Switzerland
TTMI Sarl	Switzerland
J.P. Morgan Metals & Concentrates LLC	Delaware
J.P. Morgan Metals Group Limited	England
Henry Bath & Son Limited	England
Henry Bath BV	Netherlands
Henry Bath LLC	Delaware
Henry Bath Singapore Pte Ltd	Singapore
J.P. Morgan Energy Trading Holdings Ltd.	England
J.P. Morgan Energy Europe Ltd.	United Kingdom
J.P. Morgan Energy Europe s.r.o.	Czech Republic
J.P. Morgan Metals Limited	England
JPMorgan Ventures Energy (Asia) Pte Ltd	Singapore
Trading & Transportation Management LLC	Delaware
PropPartners Master Fund L.P.	Cayman Islands
JPMorgan Distribution Services, Inc.	Delaware

Organized under
Name	the laws of

JPMorgan Funds Management, Inc.	Delaware
JPMorgan Private Capital Asia Corp.	Delaware
JPMorgan Private Capital Asia General Partner, L.P.	Cayman Islands
JPMorgan Private Capital Asia Fund I, L.P.	Cayman Islands
JPMorgan PCA Holdings (Mauritius) I Limited	Mauritius
JPMorgan Securities Holdings LLC	Delaware
J.P. Morgan Commercial Mortgage Investment Corp.	Delaware
J.P. Morgan Institutional Investments Inc.	Delaware
Neovest, Inc.	Utah
JPMorgan Special Situations Asia Corporation	Delaware
J.P. Morgan Special Opportunities (Delaware) Corporation	Delaware
JPMorgan Global Special Situations I LLC	Delaware
J.P. Morgan (China) Venture Capital Investment Company Limited	China, Peoples Republic of
Harbour Formosa Investment Holdings Limited	Mauritius
Harbour Victoria Investment Holdings Limited	Mauritius
Indocean Financial Holding Limited	Mauritius
JPMorgan Mauritius Holdings II Limited	Mauritius
JPMorgan Mauritius Holdings IV Limited	Mauritius
JPMorgan Mauritius Holdings Limited	Mauritius
JPMorgan Mauritius Holdings VII Limited	Mauritius
Mountain Orchard Limited	Mauritius
JPMorgan Special Situations (Mauritius) Limited	Mauritius
J.P. Morgan Advisors India Private Limited	India
Silver Summit (Delaware) Corporation	Delaware
Magenta Magic Limited	British Virgin Islands
JPMP Capital Corp.	New York
J.P. Morgan Partners, LLC	Delaware
JPMP Capital, LLC	Delaware
J.P. Morgan Capital, L.P.	Delaware
JPMCC Belgium (SCA)	Belgium
J.P. Morgan Partnership Capital Corporation	Delaware
Peabody Real Estate Partnership Corporation	Delaware
The Peabody Fund Consultants, Inc.	Delaware
JPMREP Holding Corporation	Delaware
JPMorgan Real Estate Partners, L.P.	Delaware
JPMorgan Real Estate Partners, LP, BofA Plaza LLC	Delaware
St. Louis BOA Plaza, LLC	Delaware
PIM 1212 Flower LLC	Delaware
PIM/KR 1212 Flower LLC	Delaware
PIM Commons, LLC	Delaware
Aslan Commons, LLC	Delaware
PIM Continental LLC	Delaware
Patriot-JPM Conti Charlotte Holdings, LLC	Delaware
PIM Portland Hotel, LLC	Delaware
PIM/Waterton Portland Hotel, LLC	Delaware
PIM SP4 Office Holdings, LLC	Delaware
PIM Winchester, LLC	Delaware
PIM/Bluecap Winchester, LLC	Delaware
SPG Lodi, LLC	Delaware
Westcore Vine, LP	Delaware
SPG Portland Hotel Lender, LLC	Delaware
SPG/Waterton PH Lender, LLC	Delaware
LabMorgan Corporation	Delaware
J.P. Morgan Financial Investments Limited	England
LabMorgan Investment Corporation	Delaware
LabMorgan Investment LLC	Delaware
Max Recovery Australia Pty Limited	Australia
MorServ, Inc.	Delaware
NBD Community Development Corporation	Michigan
Park Assurance Company	Vermont
SCG Equities I Holding Corp.	Delaware
Special Situations Investing Inc.	Delaware
The Bear Stearns Companies LLC	Delaware

Organized under
Name	the laws of

Aldermanbury Investments Limited	England
Principal Real Estate Funding Corporation Limited	England
Bear Growth Capital Partners, LP	Delaware
Bear Hunter Holdings LLC	Delaware
Bear Stearns Access Fund VII, L.P.	Delaware
Bear Stearns Asset Management Inc.	New York
BSAM Private Equity Solutions, Inc.	New York
Bear Stearns Capital Markets Inc.	Delaware
Bear Stearns Alternative Assets II Inc.	Delaware
Bear Stearns Alternative Assets III Inc.	Delaware
Bear Stearns Alternative Assets International Limited	Cayman Islands
Bear Stearns International Funding I, Inc.	Delaware
Bear Stearns International Funding (Bermuda) Limited	Bermuda
Bear Stearns Overseas Funding Unlimited	England
Bear Stearns International Funding II, Inc.	Delaware
Bear Stearns Investment Products Inc.	New York
Strategic Mortgage Opportunities REIT Inc.	Delaware
Bear Stearns MB 1998-1999 Pre-Fund, LLC	Delaware
Bear Stearns Residential Mortgage Corporation (d/b/a Bear Stearns Mortgage Company)	Delaware
Bear Stearns UK Holdings Limited	England
Bear Stearns Holdings Limited	England
Bear Stearns International Trading Limited	England
J.P. Morgan Markets Limited	England
Bear Strategic Investments Corp.	Delaware
Bear Stearns Singapore Holdings Pte Ltd	Singapore
Rooftop Holdings Limited	England
Rooftop Funding Limited	England
Rooftop Mortgages Limited	England
Bear, Stearns International Holdings Inc.	New York
BSG Insurance Holdings Limited	England
Minster Insurance Company Limited	England
Bear, Stearns Realty Investors, Inc.	Delaware
CL II Holdings LLC	Delaware
Commercial Lending II LLC	Delaware
Commercial Lending III LLC	Delaware
Community Capital Markets LLC	Delaware
Commercial Lending LLC	Delaware
eCAST Settlement Corporation	Delaware
EMC Mortgage Corporation	Delaware
EMC Mortgage SFJV 2005, LLC	Delaware
SFJV 2005, LLC	Delaware
Gregory/Madison Avenue LLC	Delaware
Indiana Four Holdings LLC	Delaware
Indiana Four LLC	Delaware
Madison Insurance Company	New York
Madison Vanderbilt Management, LLC	Delaware
MAX Recovery Inc.	Delaware
MAX Flow Corp.	Delaware
Max Recovery Limited	England
MLP Investment Holdings, Inc.	Delaware
Plymouth Park Tax Services, LLC	Delaware
Madison Tax Capital, LLC	Delaware
PricingDirect Inc.	Delaware
Vandelay Recoveries Inc.	Delaware
Max Recovery Canada Company	Nova Scotia